                                                                      EXHIBIT 14

                                POWER OF ATTORNEY


Know all men by these presents:


That I, J. Kevin McCarthy a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA do hereby make constitute and appoint as my true and lawful attorneys in fact, M. DIANE KOKEN and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and filed with the Securities and Exchange Commission:


         Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and for so long as either M. DIANE KOKEN and/or WILLIAM P. LOESCHE shall be employees of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 1997.


                                                  /s/J. KEVIN McCARTHY
                                                  ______________________________
                                                  J. Kevin McCarthy


Commonwealth of PENNSYLVANIA
                             :ss
County of CHESTER

On this 24th day of April, 1997, before me personally appeared J. Kevin McCarthy to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.

                                                  /s/JENNIFER J. AVILES
My commission expires:                            ______________________________
                                                  Notary Public
         NOTARIAL SEAL
 JENNIFER J. AVILES, Notary Public
City of Philadelphia, Phila. County
My Commission Expires July 24, 2000

                                POWER OF ATTORNEY


Know all men by these presents:


That I, Mary Lynn Finelli a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA do hereby make constitute and appoint as my true and lawful attorneys in fact, M. DIANE KOKEN and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and filed with the Securities and Exchange Commission:


         Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and for so long as either M. DIANE KOKEN and/or WILLIAM P. LOESCHE shall be employees of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 1997.


                                                   /s/MARY LYNN FINELLI
                                                   _____________________________
                                                   Mary Lynn Finelli


Commonwealth of PENNSYLVANIA
                              :ss
County of CHESTER

On this 24th day of April, 1997, before me personally appeared Mary Lynn Finelli to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and she duly acknowledged to me that he executed the same.

                                                   /s/JENNIFER J. AVILES
My commission expires:                             _____________________________
                                                   Notary Public
          NOTARIAL SEAL
 JENNIFER J. AVILES, Notary Public
City of Philadelphia, Phila. County
My Commission Expires July 24, 2000

                                POWER OF ATTORNEY


Know all men by these presents:


That I, Alan F. Hinkle a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA do hereby make constitute and appoint as my true and lawful attorneys in fact, M. DIANE KOKEN and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and filed with the Securities and Exchange Commission:


         Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and for so long as either M. DIANE KOKEN and/or WILLIAM P. LOESCHE shall be employees of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 1997.



                                                   /s/ ALAN F. HINKLE
                                                   _____________________________
                                                   Alan F. Hinkle


Commonwealth of PENNSYLVANIA
                              :ss
County of CHESTER

On this 24th day of April, 1997, before me personally appeared Alan F. Hinkle to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.

                                                   /s/JENNIFER J. AVILES
My commission expires:                             _____________________________
                                                   Notary Public
          NOTARIAL SEAL
 JENNIFER J. AVILES, Notary Public
City of Philadelphia, Phila. County
My Commission Expires July 24, 2000

                                POWER OF ATTORNEY


Know all men by these presents:


That I, Joan C. Turnbull a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA do hereby make constitute and appoint as my true and lawful attorneys in fact, M. DIANE KOKEN and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and filed with the Securities and Exchange Commission:


         Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and for so long as either M. DIANE KOKEN and/or WILLIAM P. LOESCHE shall be employees of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 1997.



                                                   /s/JOAN C. TURNBULL
                                                   _____________________________
                                                   Joan C. Turnbull


Commonwealth of PENNSYLVANIA
                             :ss
County of CHESTER

On this 24th day of April, 1997, before me personally appeared Joan C. Turnbull to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and she duly acknowledged to me that he executed the same.


My commission expires:                             /s/JENNIFER J. AVILES
                                                   _____________________________
                                                   Notary Public
         NOTARIAL SEAL
 JENNIFER J. AVILES, Notary Public
City of Philadelphia, Phila. County
My Commission Expires July 24, 2000

                                POWER OF ATTORNEY


Know all men by these presents:


That I, Robert W. Kloss a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA do hereby make constitute and appoint as my true and lawful attorneys in fact, M. DIANE KOKEN and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and filed with the Securities and Exchange Commission:


         Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and for so long as either M. DIANE KOKEN and/or WILLIAM P. LOESCHE shall be employees of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 1997.


                                                   /s/ROBERT W. KLOSS
                                                   _____________________________
                                                   Robert W. Kloss


Commonwealth of PENNSYLVANIA
                             :ss
County of CHESTER

On this 24th day of April, 1997, before me personally appeared Robert W. Kloss to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires:                             /s/JENNIFER J. AVILES
                                                   _____________________________
                                                   Notary Public
         NOTARIAL SEAL
 JENNIFER J. AVILES, Notary Public
City of Philadelphia, Phila. County
My Commission Expires July 24, 2000

                                POWER OF ATTORNEY


Know all men by these presents:


That I, James Potter a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA do hereby make constitute and appoint as my true and lawful attorney in fact, WILLIAM P. LOESCHE, for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and filed with the Securities and Exchange Commission:


         Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and for so long as WILLIAM P. LOESCHE shall be an employee of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of April, 1998.


                                                   _____________________________
                                                   James Potter


Commonwealth of PENNSYLVANIA
                             :ss
County of CHESTER

On this 23rd day of April, 1998, before me personally appeared James Potter to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires:                             _____________________________
                                                   Notary Public

                                POWER OF ATTORNEY


Know all men by these presents:


That I, Sarah C. Lange a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA do hereby make constitute and appoint as my true and lawful attorneys in fact, JAMES POTTER and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and filed with the Securities and Exchange Commission:


         Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and for so long as either JAMES POTTER and/or WILLIAM P. LOESCHE shall be employees of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of April, 1998.



                                                   _____________________________
                                                   Sarah C. Lange


Commonwealth of PENNSYLVANIA
                             :ss
County of CHESTER

On this 23rd day of April, 1998, before me personally appeared Sarah C. Lange to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and she duly acknowledged to me that he executed the same.


My commission expires:                             _____________________________
                                                   Notary Public

                                POWER OF ATTORNEY


Know all men by these presents:


That I, James D. Kestner a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA do hereby make constitute and appoint as my true and lawful attorneys in fact, JAMES POTTER and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and filed with the Securities and Exchange Commission:


         Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and for so long as either JAMES POTTER and/or WILLIAM P. LOESCHE shall be employees of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of April, 1998.



                                                   _____________________________
                                                   James D. Kestner


Commonwealth of PENNSYLVANIA
                             :ss
County of CHESTER

On this 23rd day of April, 1998, before me personally appeared James D. Kestner to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires:                             _____________________________
                                                   Notary Public

                                POWER OF ATTORNEY


Know all men by these presents:


That I, Linda Springer a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA do hereby make constitute and appoint as my true and lawful attorneys in fact, JAMES POTTER and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and filed with the Securities and Exchange Commission:


         Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and for so long as either JAMES POTTER and/or WILLIAM P. LOESCHE shall be employees of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of April, 1998.



                                                   _____________________________
                                                   Linda Springer


Commonwealth of PENNSYLVANIA
                             :ss
County of CHESTER

On this 23rd day of April, 1998, before me personally appeared Linda Springer to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and she duly acknowledged to me that he executed the same.


My commission expires:                             _____________________________
                                                   Notary Public